LoCorr Dynamic Opportunity Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

COMMON STOCKS - 54.1%	Shares	Value
Auto Manufacturers - 0.4%
Wabash National Corp.	8,830	$264,370

Auto Parts & Equipment - 1.0%
Gentherm, Inc.(a)	6,338	364,942
indie Semiconductor, Inc. - Class A(a)	31,521	223,169
		588,111

Beverages - 0.3%
Keurig Dr Pepper, Inc.	5,286	162,122

Chemicals - 0.4%
Air Products and Chemicals, Inc.	1,041	252,203

Commercial Services - 3.3%
Alta Equipment Group, Inc.	17,667	228,788
Arlo Technologies, Inc.(a)	13,322	168,523
LiveRamp Holdings, Inc.(a)	10,434	359,973
Marqeta, Inc. - Class A(a)	38,826	231,403
Monro, Inc.	2,651	83,613
Progyny, Inc.(a)	10,224	390,045
Repay Holdings Corp.(a)	51,113	562,243
Terawulf, Inc.(a)	4,900	12,887
		2,037,475

Computers - 1.0%
Mitek Systems, Inc.(a)	18,324	258,368
Stratasys Ltd.(a)	26,509	308,035
		566,403

Distribution & Wholesale - 0.8%
H&E Equipment Services, Inc.	7,729	496,046

Diversified Financial Services - 0.6%
Bit Digital, Inc.(a)	83,302	239,077
International Money Express, Inc.(a)	2,189	49,975
LendingTree, Inc.(a)	1,356	57,413
		346,465

Electric - 1.7%
CMS Energy Corp.	5,811	350,636
Consolidated Edison, Inc.	3,949	358,608
PPL Corp.	12,083	332,645
		1,041,889

Electronics - 1.9%
Coherent Corp.(a)	3,526	213,746
Enovix Corp.(a)	21,830	174,858
Evolv Technologies Holdings, Inc.(a)	28,451	126,607
FARO Technologies, Inc.(a)	8,151	175,328
OSI SYSTEMS, Inc.(a)	2,959	422,605
		1,113,144

Engineering & Construction - 1.4%
Bowman Consulting Group Ltd.(a)	14,878	517,605
Fluor Corp.(a)	7,792	329,446
		847,051

Entertainment - 4.2%
Penn National Gaming, Inc.(a)	58,759	1,070,001
TKO Group Holdings, Inc.	16,808	1,452,380
		2,522,381

Environmental Control - 1.4%
CECO Environmental Corp.(a)	21,672	498,889
Montrose Environmental Group, Inc.(a)	9,869	386,569
		885,458

Healthcare-Products - 4.7%
Alphatec Holdings, Inc.(a)	18,700	257,873
AtriCure, Inc.(a)	10,132	308,215
Azenta, Inc.(a)	2,736	164,926
Globus Medical, Inc. - Class A(a)	5,740	307,894
Inogen, Inc.(a)	35,275	284,669
Masimo Corp.(a)	1,648	242,009
MaxCyte, Inc.(a)	15,846	66,395
MiMedx Group, Inc.(a)	36,940	284,438
Natera, Inc.(a)	2,655	242,826
Pulmonx Corp.(a)	35,307	327,296
TransMedics Group, Inc.(a)	4,196	310,252
		2,796,793

Healthcare-Services - 1.6%
Neuronetics, Inc.(a)	141,880	675,349
Oscar Health, Inc. - Class A(a)	4,198	62,424
Viemed Healthcare, Inc.(a)	22,079	208,205
		945,978

Home Furnishings - 0.8%
Arhaus, Inc.	15,381	236,714
Lovesac Co.(a)	9,925	224,305
		461,019

Housewares - 0.5%
Scotts Miracle-Gro Co.	4,049	302,015

Internet - 2.5%
LifeMD, Inc.(a)	22,744	233,808
Magnite, Inc.(a)	19,660	211,345
Sprinklr, Inc. - Class A(a)	48,725	597,856
TripAdvisor, Inc.(a)	9,491	263,755
Yatra Online, Inc.(a)	103,538	166,696
		1,473,460

Iron & Steel - 0.5%
Carpenter Technology Corp.	4,160	297,107

Machinery-Diversified - 1.1%
Flowserve Corp.	7,582	346,346
Middleby Corp.(a)	1,736	279,131
		625,477

Media - 0.4%
Endeavor Group Holdings, Inc. - Class A	9,749	250,842

Metal Fabricate & Hardware - 0.5%
Hillman Solutions Corp.(a)	27,400	291,536

Oil & Gas - 2.1%
Transocean Ltd.(a)	201,099	1,262,902

Retail - 2.9%
Carrols Restaurant Group, Inc.	37,123	353,040
Potbelly Corp.(a)	25,382	307,376
RH(a)	2,290	797,515
Sally Beauty Holdings, Inc.(a)	11,040	137,117
Shake Shack, Inc. - Class A(a)	996	103,614
		1,698,662

Semiconductors - 1.9%
Marvell Technology, Inc.	1,393	98,736
MaxLinear, Inc.(a)	19,862	370,823
Semtech Corp.(a)	7,544	207,385
SiTime Corp.(a)	456	42,513
SMART Global Holdings, Inc.(a)	4,416	116,229
Synaptics, Inc.(a)	2,626	256,193
		1,091,879

Software - 12.6%
Adobe Systems, Inc.(a)	503	253,814
Akamai Technologies, Inc.(a)	5,539	602,422
Augmedix, Inc.(a)	55,055	225,175
AvePoint, Inc.(a)	33,119	262,302
Elastic NV(a)	7,467	748,492
Everbridge, Inc.(a)	22,615	787,680
Five9, Inc.(a)	3,673	228,130
Lightspeed Commerce, Inc.(a)	22,003	309,362
MongoDB, Inc.(a)	1,131	405,622
PDF Solutions, Inc.(a)	8,742	294,343
PROS Holdings, Inc.(a)	13,073	474,942
ROBLOX Corp. - Class A(a)	6,685	255,233
SentinelOne, Inc. - Class A(a)	33,378	778,041
Unity Software, Inc.(a)	3,690	98,523
Zeta Global Holdings Corp. - Class A(a)	66,804	730,168
Zoom Video Communications, Inc. - Class A(a)	15,121	988,461
		7,442,710

Telecommunications - 2.5%
Aviat Networks, Inc.(a)	10,183	390,416
Ceragon Networks Ltd.(a)	80,190	256,608
Corning, Inc.	15,368	506,530
Infinera Corp.(a)	9,141	55,120
Powerfleet, Inc. NJ(a)	47,326	252,721
		1,461,395

Transportation - 1.1%
Castle Biosciences, Inc.(a)	9,289	205,751
Covenant Logistics Group, Inc.	4,331	200,785
United Parcel Service, Inc. - Class B	1,706	253,563
		660,099
TOTAL COMMON STOCKS (Cost $29,530,950)		32,184,992

REAL ESTATE INVESTMENT TRUSTS - 4.6%	Shares	Value
Healthcare Realty Trust, Inc.	45,520	644,108
Kimco Realty Corp.	62,343	1,222,547
Mid-America Apartment Communities, Inc.	766	100,790
Park Hotels & Resorts, Inc.	26,097	456,437
SL Green Realty Corp.	4,873	268,647
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,694,424)		2,692,529

TOTAL INVESTMENTS - 58.7% (Cost $32,225,374)		$34,877,521
Money Market Deposit Account - 27.8%(b)		16,555,880
Other Assets in Excess of Liabilities - 13.5%(c)		8,110,944
TOTAL NET ASSETS - 100.0%		$59,544,325

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2024 was 5.24%.

(c)	Includes assets pledged as collateral for securities sold short and due to broker for derivatives. As of the reporting date, the net value of these assets totals $15,670,024.

LoCorr Dynamic Opportunity Fund
Schedule of Securities Sold Short
as of March 31, 2024 (Unaudited)

COMMON STOCKS - (14.4)%	Shares	Value
Apparel - (0.2)%
Crocs, Inc.	(439)	$(63,128)
Torrid Holdings, Inc.	(7,601)	(37,093)
		(100,221)

Banks - (2.0)%
Bank of America Corp.	(10,597)	(401,838)
Goldman Sachs Group, Inc.	(462)	(192,973)
JPMorgan Chase & Co.	(2,010)	(402,603)
M&T Bank Corp.	(891)	(129,587)
		(1,127,001)

Building Materials - (0.2)%
Masco Corp.	(1,681)	(132,597)

Commercial Services - (0.1)%
Cross Country Healthcare, Inc.	(2,196)	(41,109)

Computers - (0.3)%
DXC Technology Co.	(7,954)	(168,704)

Diversified Financial Services - (1.2)%
Capital One Financial Corp.	(2,745)	(408,703)
Coinbase Global, Inc. - Class A	(247)	(65,485)
FTAI Aviation Ltd.	(2,208)	(148,598)
Radian Group, Inc.	(2,233)	(74,738)
		(697,524)

Electronics - (0.6)%
Advanced Energy Industries, Inc.	(2,080)	(212,119)
Benchmark Electronics, Inc.	(5,547)	(166,465)
		(378,584)

Engineering & Construction - (0.3)%
Exponent, Inc.	(2,208)	(182,580)

Financial - (0.2)%
Evercore Partners, Inc. - Class A	(646)	(124,413)

Hand & Machine Tools - (0.2)%
Lincoln Electric Holdings, Inc.	(496)	(126,698)

Healthcare-Products - (0.8)%
Avanos Medical, Inc.	(7,566)	(150,639)
Integer Holdings Corp.	(1,530)	(178,520)
RxSight, Inc.	(2,891)	(149,118)
		(478,277)

Home Builders - (0.5)%
Winnebago Industries, Inc.	(3,637)	(269,138)

Home Furnishings - (0.1)%
Traeger, Inc.	(19,466)	(49,249)

Insurance - (0.1)%
MGIC Investment Corp.	(3,244)	(72,536)

Internet - (0.5)%
Meta Platforms, Inc. - Class A	(497)	(241,333)
Robinhood Markets, Inc. - Class A	(3,374)	(67,919)
		(309,252)

Leisure Time - (0.7)%
Brunswick Corp.	(2,679)	(258,577)
Camping World Holdings, Inc. - Class A	(4,934)	(137,412)
		(395,989)

Machinery - Construction & Mining - (0.1)%
Bloom Energy Corp. - Class A	(8,725)	(98,069)

Metal Fabricate & Hardware - (0.3)%
Valmont Industries, Inc.	(857)	(195,636)

Mining - (0.2)%
Freeport-McMoRan, Inc.	(2,756)	(129,587)

Oil & Gas Services - (0.1)%
DMC Global, Inc.	(3,624)	(70,632)

Pharmaceuticals - (0.3)%
Perrigo Co. PLC	(6,182)	(198,999)

Retail - (3.3)%
Abercrombie & Fitch Co. - Class A	(2,169)	(271,842)
Cava Group, Inc.	(2,760)	(193,338)
Clean Energy Fuels Corp.	(10,680)	(28,622)
Dick's Sporting Goods, Inc.	(1,142)	(256,791)
Five Below, Inc.	(1,215)	(220,377)
Floor & Decor Holdings, Inc. - Class A	(963)	(124,824)
Hibbett, Inc.	(2,214)	(170,057)
McDonald's Corp.	(894)	(252,063)
Sweetgreen, Inc. - Class A	(5,474)	(138,273)
Ulta Beauty, Inc.	(234)	(122,354)
Urban Outfitters, Inc.	(2,947)	(127,959)
		(1,906,500)

Semiconductors - (0.5)%
NVIDIA Corp.	(69)	(62,346)
Power Integrations, Inc.	(1,023)	(73,196)
QUALCOMM, Inc.	(1,065)	(180,304)
		(315,846)

Software - (1.2)%
AppLovin Corp. - Class A	(1,988)	(137,609)
Blackline, Inc.	(2,208)	(142,592)
Datadog, Inc. - Class A	(517)	(63,901)
Fastly, Inc. - Class A	(2,433)	(31,556)
Privia Health Group, Inc.	(6,617)	(129,627)
ROBLOX Corp. - Class A	(2,337)	(89,227)
Sprout Social, Inc. - Class A	(2,129)	(127,123)
		(721,635)

Telecommunications - (0.4)%
A10 Networks, Inc.	(10,680)	(146,209)
Calix, Inc.	(3,399)	(112,711)
		(258,920)
TOTAL COMMON STOCKS (Proceeds $8,324,564)		(8,549,696)

EXCHANGE TRADED FUNDS - (6.2)%	Shares	Value
iShares Russell 2000	(7,379)	(1,551,805)
iShares Russell 2000 Growth ETF	(2,838)	(768,530)
ProShares Ultra Financials	(1,322)	(90,319)
SPDR S&P500 Trust	(2,420)	(1,265,829)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,484,150)		(3,676,483)

REAL ESTATE INVESTMENT TRUSTS - (0.5)%	Shares	Value
Vornado Realty Trust	(9,423)	(271,099)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $243,168)		(271,099)

TOTAL SECURITIES SOLD SHORT - (21.1)% (Proceeds $12,051,882)		(12,497,278)

Percentages are stated as a percent of net assets.

Investment Valuation

Fair Value Measurement Summary

March 31, 2024 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund (individually a ''Fund'' and collectively the ''Funds'') follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.
Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage-backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage-backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts, swap agreements or options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations, a pricing service at the settlement price determined by the relevant exchange or by the counterparty. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC and Galaxy Plus Fund - CoreCommodity Feeder Fund (558) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

● securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

● securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading;

● securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

● securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

● For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Dynamic Opportunity Fund’s consolidated investments and other financial instruments as of March 31, 2024:

LoCorr Dynamic Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	32,184,992	–	–	32,184,992
Real Estate Investment Trusts	2,692,529	–	–	2,692,529
Total Assets	34,877,521	–	–	34,877,521

Liabilities:
Common Stocks	(8,549,696)	–	–	(8,549,696)
Exchange Traded Funds	(3,676,483)	–	–	(3,676,483)
Real Estate Investment Trusts	(271,099)	–	–	(271,099)
Total Liabilities	(12,497,278)	–	–	(12,497,278)

Refer to the Schedule of Investments for industry classifications.